                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                                       MAS
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                (Name of Registrant as Specified in Its Charter)

                                      Same
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


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    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

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    2) Form, Schedule or Registration Statement No.:

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    3) Filing Party:

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    4) Date Filed:

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                                    MAS FUNDS
                                ONE TOWER BRIDGE
                           WEST CONSHOHOCKEN, PA 19428

March 18, 1999

Dear Shareholder:

         The enclosed proxy statement relates to a special meeting of the Shareholders of the Cash Reserves Portfolio (the "Portfolio") of MAS Funds (the "Fund"). The primary purpose of the special meeting is to permit Shareholders to consider a proposal to appoint an investment sub-adviser for the Portfolio.

         The attached proxy statement seeks Shareholder approval of this proposal. We encourage you to read carefully the full proxy statement, and have created a brief question-and-answer section for your convenience.

                  Your vote is important and your participation
              in the governance of the Fund does make a difference.

         The proposal has been unanimously approved by the Board of Trustees of the Fund, who recommend that you vote "FOR" the proposal. YOUR IMMEDIATE RESPONSE WILL HELP PREVENT THE NEED FOR ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in the Fund.

                     PLEASE SIGN AND RETURN YOUR PROXY CARD
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                      Sincerely,


                                                      James D. Schmid
                                                      President

INFORMATION ABOUT YOUR PROXY STATEMENT

Q.       WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The Board of Trustees is recommending that Shareholders approve Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors") as investment sub-adviser for the Cash Reserves Portfolio. MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Miller Anderson & Sherrerd, LLP ("MAS"), the Portfolio's current investment adviser, is wholly-owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. and is a division of Morgan Stanley Dean Witter Investment Management.

Q.       HOW WILL THIS AFFECT MY ACCOUNT?

A. You can expect the same level of management expertise and shareholder service that you currently receive. The nominee for investment sub-adviser has extensive experience in the management of money market funds. MSDW Advisors is part of the Morgan Stanley Dean Witter organization, of which MAS is also a part. Shareholders may benefit from MSDW Advisors' access to the markets and a greater efficiency in executing trades and meeting, in a cost-effective manner, the credit review and documentation requirements of Rule 2a-7 of the Investment Company Act of 1940.

Q.       HOW WILL THIS AFFECT THE FEES THAT I PAY?

A. The new investment sub-advisory arrangement will not affect the overall fees paid by the Portfolio.

Q.       WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposal can be implemented. Your immediate response on the enclosed proxy card(s) will help prevent the need for any further solicitations for a Shareholder vote. We encourage all Shareholders to participate in the governance of the Fund.

Q.       HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" the proposal.

Q.       WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDER MEETING?

A.       The Fund will pay for expenses relating to the Shareholder meeting.

Q.       WHERE DO I MAIL MY PROXY CARD?

A. You may use the enclosed postage-paid envelope or mail your proxy card(s) to:

         MAS Funds
         One Tower Bridge
         West Conshohocken, PA 19428
         Attn: Michiko Ishimura

Q.       WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call us at 1-800-354-8185.

                                    MAS FUNDS
                                ONE TOWER BRIDGE
                           WEST CONSHOHOCKEN, PA 19428

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         OF THE CASH RESERVES PORTFOLIO
                          TO BE HELD ON APRIL 30, 1999

                             ---------------------

TO THE SHAREHOLDERS OF THE CASH RESERVES PORTFOLIO:

         You are cordially invited to attend a special meeting of the Shareholders of the Cash Reserves Portfolio (the "Portfolio") of MAS Funds (the "Fund") on April 30, 1999 at 10:00 a.m. (Eastern Time) or at any adjournment thereof (the "Special Meeting"), at the offices of Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868. Shareholders of the Portfolio will be asked to consider the following proposals at the Special
Meeting:

         1.       To approve a new investment sub-advisory agreement; and

         2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

         Shareholders of record of the Portfolio at the close of business on March 5, 1999 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. The enclosed proxy card(s) will enable you to vote on the proposal. (You will receive a separate solicitation for each account you have with the Fund that has invested in the Portfolio.)

                                       By Order of the Board of Trustees




March 18, 1999                         John H. Grady, Jr.
                                       Secretary

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         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN AND DATE YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS USE.
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                                    MAS FUNDS
                                ONE TOWER BRIDGE
                           WEST CONSHOHOCKEN, PA 19428

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 1999

         This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board") of MAS Funds (the "Fund"), for use at the Special Meeting of Shareholders of the Cash Reserves Portfolio (the "Portfolio"), or at any adjournment thereof (the "Special Meeting"). The Special Meeting will be held on April 30, 1999, at 10:00 a.m. (Eastern Time) at the offices of Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428. The approximate mailing date of this proxy statement and accompanying form of proxy is March 24, 1999.

         The primary purpose of the Special Meeting is to permit Shareholders to consider a sub-advisory agreement ("Sub-Advisory Agreement") between Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors") and Miller Anderson & Sherrerd, LLP ("MAS"), the Portfolio's investment adviser. MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW & Co.").
MAS is wholly-owned by indirect subsidiaries of MSDW & Co. and is a division of Morgan Stanley Dean Witter Investment Management.

         Shareholders of record of the Portfolio on March 5, 1999 (the "Record Date") may participate and vote at the Special Meeting. Shareholders will be entitled to one vote for each share of the Portfolio ("Share") they hold and a fraction of a vote equal to the proportion of a full Share represented by any fractional Share they hold.

         THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED SEPTEMBER 30, 1998 TO ANY SHAREHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO MAS FUNDS, ONE TOWER BRIDGE, WEST CONSHOHOCKEN, PA 19428 OR BY CALLING 1-800-354-8185.

         On the Record Date, there were issued and outstanding 186,220,261.753 Shares of the Portfolio.

VOTING

         All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon. Proxies received prior to the Special Meeting on which no vote is indicated will be voted "FOR" the proposal as to which it is entitled to vote. Abstentions and proxies signed and returned by brokers without voting on a proposal ("broker non-votes") will not be counted for or against the proposal, but will be counted as votes present for purposes of determining a "majority of the outstanding Shares" present at the Special Meeting. Abstentions and broker non-votes, therefore, have the effect of counting against the proposal. Although 40% of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting, approval of the Sub-Advisory Agreement requires the vote of a majority of the outstanding Shares of the Portfolio, as defined below.

         Shareholders who execute proxies may revoke them at any time before they are voted by sending the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

         The Board recommends that you cast your vote FOR approval of the Sub-Advisory Agreement with MSDW Advisors.

THE PROPOSAL: APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

Overview of the Proposal

         MSDW Advisors, the proposed sub-adviser, is a wholly-owned subsidiary of MSDW & Co., which is located at 1585 Broadway, New York, NY 10036. MAS, the Fund's investment adviser, is wholly-owned by indirect subsidiaries of MSDW & Co. and is a division of Morgan Stanley Dean Witter Investment Management. Under the proposed Sub-Advisory Agreement, MAS would remain as the primary investment adviser to the Portfolio, but would delegate the day-to-day investment management responsibilities for the Cash Reserves Portfolio to MSDW Advisors. MAS will pay a portion of the advisory fee it receives from the Fund to MSDW Advisors for the sub-advisory services provided to the Portfolio. Approval of the proposal will not result in an increase in the advisory fee that the Portfolio pays to MAS or an increase in fund expenses.

Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors")

         MSDW Advisors, located at Two World Trade Center, New York, New York 10048, is a wholly-owned subsidiary of MSDW & Co. MSDW Advisors develops, markets and manages a broad spectrum of proprietary mutual funds that are sold by MSDW financial advisors and offers professional money management services on a customized basis to individuals, institutional investors and retirement plan sponsors. MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc., serve in various investment advisory and administrative capacities to 100 investment companies and other portfolios with net assets under management of approximately $127.1 billion at January 31, 1999.

         Set forth below is the name, address and principal occupation of the principal executive officers and each director of MSDW Advisors:


NAME                            ADDRESS                                PRINCIPAL OCCUPATION
----                            -------                                --------------------
Mitchell M. Merin               Two World Trade Center,                Director, President and Chief
                                New York, New York 10048               Executive Officer, MSDW Advisors
Ronald E. Robison               Two World Trade Center,                Director, Executive Vice President
                                New York, New York 10048               and Chief Administrative Officer,
                                                                       MSDW Advisors
Barry Fink                      Two World Trade Center,                Director, Senior Vice President,
                                New York, New York 10048               Secretary and General Counsel,
                                                                       MSDW Advisors

MILLER ANDERSON & SHERRERD, LLP ("MAS")

         MAS, located at One Tower Bridge, West Conshohocken, PA 19428-0868, is wholly-owned by indirect subsidiaries of MSDW & Co. and is a division of Morgan Stanley Dean Witter Investment Management. MAS is the investment adviser for the Portfolio pursuant to an investment advisory agreement with the Fund. MAS has been the Portfolio's investment adviser since the Portfolio's inception.

         As the Portfolio's investment adviser, MAS currently provides investment advice and portfolio management services to the Portfolio and, subject to the supervision of the Fund's Board, makes day-to-day investment decisions for the Portfolio, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. As discussed below in "The Proposed Sub-Advisory Agreement," however, these day-to-day investment management duties are proposed to be assigned to MSDW Advisors. MAS will retain responsibility for the general management of the Portfolio.

THE PROPOSED SUB-ADVISORY AGREEMENT

         The Board unanimously approved the proposed Sub-Advisory Agreement for the Portfolio between MAS and MSDW Advisors at a meeting held on February 25, 1999. A form of the proposed Sub-Advisory Agreement is attached hereto as Annex A.

         The proposed Sub-Advisory Agreement provides for the payment of a fee to MSDW Advisors out of the fee MAS receives from the Portfolio. As set forth in the proposed Sub-Advisory Agreement, MSDW Advisors will be paid 40% of the fee that MAS receives from the Portfolio as compensation for sub-advisory services. The approval of the Sub-Advisory Agreement, therefore, will not result in an increase of fees paid from the Portfolio's assets. If the proposed Sub-Advisory Agreement had been in effect for the Portfolio's most recently completed fiscal year, MAS would have paid an after-waiver sub-advisory fee of $100,821 (or 0.079% as a percentage of the Porfolio's average daily net assets) to MSDW Advisors.

         The Fund's Board of Trustees met on February 25, 1999 to consider the proposed Sub-Advisory Agreement. At that meeting, the Trustees, including all of the Trustees who are not "interested persons" of the Fund (the "Independent Trustees") within the meaning of the Investment Company Act of 1940 (the "1940 Act"), unanimously approved the proposed Sub-Advisory Agreement and recommended that it be approved by the Portfolio's Shareholders. The Sub-Advisory Agreement would take effect upon Shareholder approval. The proposed Sub-Advisory
Agreement will continue in effect for an initial term of two years, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

         In evaluating the proposed Sub-Advisory Agreement, the Board requested and received information concerning MSDW Advisors and the proposed Sub-Advisory Agreement that they deemed to be necessary. The Trustees considered: (i) MSDW Advisors' extensive investment experience in managing similar types of mutual funds; (ii) MSDW Advisors' access to the markets and the possibility that, because MSDW Advisors manages a large pool of money market fund assets, the Portfolio could benefit from greater efficiency in executing trades and meeting, in a cost-effective manner, the credit review and documentation requirements of Rule 2a-7 under the 1940 Act; (iii) the background and expertise of the MSDW Advisors' personnel who would be assigned to manage the Portfolio; (iv) MSDW Advisors' position within the larger Morgan Stanley Dean Witter organization, of which MAS also is a part; (v) the similarity of MSDW Advisors' investment philosophy and style to that of MAS; (vi) the fairness of the fee that MAS will pay to MSDW Advisors for its services and the fact that the fee arrangement will have no effect on the fees paid by the Portfolio for investment advisory services; (vii) the fact that MAS will continue to be involved in the general management of the Portfolio and will oversee and monitor MSDW Advisor's performance under the proposed Sub-Advisory Agreement, its Rule 2a-7 compliance, and its Year 2000 compliance status; and (viii) MSDW Advisors' Year 2000 compliance status.

         After consideration of these matters, together with other factors and information that they deemed relevant, the Trustees of the Fund, including all of the Independent Trustees, unanimously approved the Sub-Advisory Agreement and voted to recommend its approval to the Shareholders of the Portfolio.

         The Sub-Advisory Agreement will become effective only if the Portfolio's Shareholders approve it. If Shareholders of the Portfolio do not approve the Sub-Advisory Agreement, then the Board will take such action as it deems is in the best interest of the Portfolio and its Shareholders, which may include proposing that Shareholders approve another agreement in lieu of the Sub-Advisory Agreement.

         MSDW Advisors currently provides investment advisory services to the following investment companies having an investment objective similar to the investment objective of the Portfolio:

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                                                                               EFFECTIVE
FUND                                                 NET ASSETS                MANAGEMENT FEE*
---------------------------------------------------------------------------------------------
MSDW Liquid Asset Fund, Inc.                      $15,321,353,605                   0.27%
MSDW U.S. Government Money                        $ 1,017,464,763                   0.46%
Market Trust
Active Assets Money Trust                         $11,921,680,596                   0.29%
Active Assets Government Securities               $   698,977,064                   0.48%
Trust
---------------------------------------------------------------------------------------------

* Each Fund's Effective Management fee is based on its Net Assets as of the end of its most recent fiscal year. MSDW Advisors' investment advisory contracts with these Funds contain breakpoints at various asset levels, with the result that the rate of the management fee may vary as each Fund gets larger.

SHAREHOLDER APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

         Approval of the new Sub-Advisory Agreement for the Portfolio requires the affirmative vote of a majority of the outstanding Shares of the Portfolio. For purposes of this proposal, a "majority of outstanding Shares" means the vote of (i) 67% or more of the Portfolio's outstanding Shares present at the Special Meeting, if the holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy; or (ii) more than 50% of the Portfolio's outstanding Shares, whichever is less.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE CASH RESERVES PORTFOLIO VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

CURRENT TRUSTEES AND OFFICERS OF THE FUND

         As of March 5, 1999, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Shares of the Portfolio.

BENEFICIAL OWNERS

         To the knowledge of Fund's management, as of March 5, 1999, the following were beneficial owners of 5% or more of the outstanding Shares of the
Portfolio:

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                                      Amount of Beneficial              Percentage of
Name and Address                       Ownership (Shares)            Portfolio's Shares
-----------------------------------------------------------------------------------------
Skadden Arps Slate Meagher & Flom        43,925,727.590                    23.59%
919 Third Avenue, 24th Floor
New York, NY 10022-3897
-----------------------------------------------------------------------------------------
The Northern Trust Company               41,424,748.470                    22.24%
As Ttee
FBO Morgan Stanley Plan 8504
DV-MS
P.O. Box 92956
Chicago, IL 60675
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Cooper Union for the Advancement         16,894,747.930                     9.07%
of Science and Art
30 Cooper Square, 77th Floor
New York, NY 10003
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EXPENSES

         The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement. In order to obtain the necessary quorum at the Special Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund or MAS. Certain parties who own Shares of record on behalf of beneficial owners also may solicit proxies, directly or through a solicitation firm, and incur costs which will be reimbursed by the Fund.

TRANSACTIONS/AGREEMENTS WITH AFFILIATES

         ADMINISTRATION

         Pursuant to an administration agreement between MAS and the Fund, MAS provides administrative services to the Portfolio. For its services under the administration agreement with the Fund (the "Administration Agreement"), MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. For the fiscal year ended September 30, 1998, the Fund paid administration fees to MAS of approximately $102,000 for the Portfolio.

         DISTRIBUTION

         MAS Fund Distribution, Inc. ("MASDI"), a wholly-owned subsidiary of MAS located at One Tower Bridge, West Conshohocken, PA 19428, serves as the Portfolio's Distributor. MASDI receives no compensation for its distribution services to the Portfolio.

GENERAL

         The Fund knows of no business other than the Proposal that will be presented for consideration at the Special Meeting. Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. If a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

         As a Pennsylvania business trust, the Fund is not required to hold annual Shareholder meetings. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to the Secretary of the Fund, John H. Grady, Jr., c/o MAS, One Tower Bridge, West Conshohocken, Pennsylvania 19428 to be considered for inclusion in the Fund's proxy statement for a subsequent meeting.

         Failure of a quorum to be present at the Special Meeting may necessitate adjournment and may necessitate additional proxy solicitations.

         IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


March 18, 1999                                         John H. Grady, Jr.
                                                       Secretary

                                     ANNEX A

                             SUB-ADVISORY AGREEMENT

         AGREEMENT made as of the ___ day of _______, 1999 by and between Miller Anderson & Sherrerd, a Pennsylvania limited liability partnership
(herein referred to as the "Investment Manager"), and Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, (herein referred to as the "Sub-Advisor").

         WHEREAS, MAS Funds (herein referred to as the "Fund") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

         WHEREAS, the Investment Manager has entered into an Investment Management Agreement with the Fund (the "Investment Management Agreement") wherein the Investment Manager has agreed to provide investment management services to the various portfolios of the Fund; and

         WHEREAS, the Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser; and

         WHEREAS, Investment Manager desires to retain the services of the Sub-Advisor to render investment advisory services for the Cash Reserves Portfolio of the Fund (the "Portfolio") in the manner and on the terms and conditions hereinafter set forth; and

         WHEREAS, the Sub-Advisor desires to be retained by the Investment Manager to perform services on said terms and conditions:

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

         Subject to the supervision of the Fund, its officers and Trustees, and the Investment Manager, and in accordance with the investment objectives, policies and restrictions set forth in then-current Registration Statement relating to the Fund, and such investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund with respect to the Portfolio and communicated by the Investment Manager to the Sub-Advisor, the Sub-Advisor agrees to provide the Fund with investment advisory services with respect to the Portfolio's investments to obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; to continuously manage the assets of the Portfolio in a manner consistent with the investment objective and policies of the Portfolio; shall determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; to take such further action, including the placing of purchase and sale orders on behalf of the Portfolio, as it shall deem necessary or appropriate; to furnish to or place at the disposal of the Fund and Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Advisor shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Portfolio and to consult with each other.

         The Sub-Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Advisor shall be deemed to include persons employed or otherwise retained by the Sub-Advisor to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Advisor shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund.

         The Fund will, from time to time, furnish or otherwise make available to the Sub-Advisor such financial reports, proxy statements and other information relating to the business and affairs of the Portfolios as the Sub-Advisor may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund.

         The Sub-Advisor shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Advisor, and such clerical help and bookkeeping services as the Sub-Advisor shall reasonably require in performing its duties hereunder.

         The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: any fees paid to the Investment Manager; fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws

(including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Advisor; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Advisor, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         For the services to be rendered, the facilities furnished, and the expenses assumed by the Sub-Advisor, the Investment Manager shall pay to the Sub-Advisor monthly compensation equal to 40% of its monthly compensation receivable pursuant to the Investment Management Agreement. Any subsequent change in the Investment Management Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fee payable to the Sub-Advisor under this Agreement. In addition, if the Investment Manager has undertaken in the Fund's Registration Statement as filed under the Act (the "Registration Statement") or elsewhere to waive all or part of its fee under the Investment Management Agreement, the Sub-Advisor's fee payable under this Agreement will be proportionately waived in whole or in part. The calculation of the fee payable to the Sub-Advisor pursuant to this Agreement will be made, each month, at the time designated for the monthly calculation of the fee payable to the Investment Manager pursuant to the Investment Management Agreement. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above.

         The Sub-Advisor will use its best efforts in the performance of investment activities on behalf of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Advisor shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Advisor or for any losses sustained by the Fund or its investors.

         It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Advisor, and in any person controlled by or under common control with the Sub-Advisor, and that the Sub-Advisor and any person controlled by or under common control with the Sub-Advisor may have an interest in the Fund. It is also understood that the Sub-Advisor and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Advisor have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.

         This Agreement shall remain in effect until _______, 2001 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Portfolio or by the Trustees of the Fund, provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager and the Sub-Advisor, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Portfolio; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Advisor; and (e) the Sub-Advisor may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

         This Agreement may be amended by the parties without the vote or consent of the shareholders of the Portfolio to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Advisor shall be liable for failing to do so.

         This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                          MILLER, ANDERSON & SHERRERD,
                                          LLP

                                          By:_______________________________


                                          Attest:___________________________



                                          MORGAN STANLEY DEAN WITTER
                                          ADVISORS INC.

                                          By:_______________________________


                                          Attest:___________________________



Accepted and agreed to as of the
day and year first above written:

MAS FUNDS

By:____________________________________


Attest:________________________________

                                    MAS Funds
                             Cash Reserves Portfolio
            Proxy for Special Meeting of Shareholders, April 30, 1999

The undersigned Shareholder(s) of the Cash Reserves Portfolio (the "Portfolio") of MAS Funds (the"Fund"), revoking previous proxies, hereby appoint(s) Lorraine Truten, James A. Gallo, and Richard J. Shoch, and each of them (each with full power of substitution), as the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on April 30, 1999, and any adjournment thereof (the "Meeting"), and to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting on the proposals set forth below and, in accordance with their own discretion, on any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND WHICH RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:


1.       To approve a new investment sub-advisory agreement

              [  ]  FOR          [  ]  AGAINST          [  ]  ABSTAIN

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

This proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL DESCRIBED ABOVE AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Your signature on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, Trustee or guardian, please print your full title below your signature.


Dated:  _____________, 1999                         _________________________
                                                    Signature


                                                    -------------------------
                                                    Signature

Please date, sign and return promptly whether or not you expect to attend the Meeting. You may nevertheless vote in person if you attend the Meeting.